GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at September 30, 2022 (Unaudited)

Shares	Common Stocks: 96.4%	Value
	Australia: 6.8%
28,819	Corporate Travel Management Ltd.	$304,658
19,149	Sonic Healthcare Ltd.	373,079
		677,737

	China: 57.6%
8,900	Alibaba Group Holding Ltd.	89,251
1,700	Alibaba Group Holding Ltd. - ADR	135,983
16,900	Autohome Inc. - ADR	486,044
3,400	Baidu Inc.* -ADR	399,466
293,000	China Medical System Holdings Ltd.	349,249
66,500	China Merchants Bank Co., Ltd. - H Shares	307,106
205,000	Geely Automobile Holdings Ltd.	279,762
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	464,733
380	JD.com In. - CL A	9,566
9,000	JD.com Inc. - ADR	452,700
124,008	NARI Technology Co., Ltd. - A Shares	429,918
5,200	NetEase Inc. - ADR	393,120
49,000	Ping An Insurance Group Company of China Ltd. - H Shares	241,117
114,600	Sany Heavy Industry Co., Ltd. - A Shares	221,996
27,800	Shenzhou International	214,497
659,000	Sino Biopharmaceutical Ltd.	308,072
8,000	Tencent Holdings Ltd.	270,669
108,400	Venustech Group Inc. - A Shares	306,019
60,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	396,874
		5,756,142
	Singapore: 5.5%
23,862	DBS Group Holdings Ltd.	553,491

	South Korea: 9.2%
38,530	Hanon Systems	221,193
760	LG Household & Health Care Ltd.	331,581
10,050	Samsung Electronics Co., Ltd.	368,117
		920,891

	Taiwan: 9.4%
63,000	Elite Material Co., Ltd.	$314,962
4,800	Largan Precision Co., Ltd.	251,735
2	Shin Zu Shing Co., Ltd.	6
28,000	Taiwan Semiconductor Manufacturing Co., Ltd.	371,121
		937,824
	United States: 7.9%
3,508	Applied Materials Inc.	287,410
1,120	Broadcom Inc.	497,291
		784,701

	Total Common Stocks	$9,630,786
	(cost $9,618,956)

	Total Investments in Securities	9,630,786
	(cost $9,618,956): 96.4%

	Other Assets less Liabilities: 3.6%	360,724

	Net Assets: 100.0%	$9,991,510

*	Non-income producing security.

ADR - American Depository Receipt